UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

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JOBLOCATIONMAP INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-36604	46-0745348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 North Michigan Avenue #600, Chicago, IL 60611

(Address of Principal Executive Office) (Zip Code)

(773) 236-8132

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 4, 2017, Weinberg & Baer, LLC (the “Former Accountant”) declined to stand for re-election due to public company partner rotation requirements.  On May 8, 2017, the Company engaged Michael Gillespie & Associates, PLLC (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant’s audit report on the financial statements of the Company for the fiscal year ended December 31, 2016 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended February 28, 2014 contained an uncertainty about the Company’s ability to continue as a going concern.

From the Company’s inception on June 15, 2010 to December 31, 2016, the subsequent interim periods thereto, and through May 4, 2017 (the date on which the Former Accountant resigned), there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

From the Company’s inception on June 15, 2010 to December 31, 2016, the subsequent interim periods thereto, and through May 4, 2017, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

The Company has authorized the Former Accountant to fully respond to the inquiries of the New Accountant, the successor independent registered public accounting firm, concerning these matters.

The Company provided the Former Accountant with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not the Former Accountant agrees with the above disclosures. A copy of such letter, dated May 10, 2017, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Weinberg & Baer, LLC, addressed to the U.S. Securities and Exchange Commission, dated May 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 15, 2017	JOBLOCATIONMAP INC.

	By:	/s/ Liang Chen
Liang Chen, CEO